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SAVINGS BANK OF MENDOCINO COUNTY

A FULL SERVICE COMMERCIAL BANK

                                 PROMISSORY NOTE

BORROWER: MENDOCINO BREWING                        LENDER:  SAVINGS BANK OF
          COMPANY, INC.                                     MENDOCINO COUNTY

                1601 AIRPORT RD                             MAIN OFFICE
                UKIAH, CA 95482                             PO BOX 3600
                                                            200 N SCHOOL ST
                                                            UKIAH, CA
                                                            95482

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PRINCIPAL AMOUNT: $350,000.00  INITIAL RATE: 10.000%  DATE OF NOTE: JUNE 6, 2006

PROMISE TO PAY. MENDOCINO BREWING COMPANY, INC. ("BORROWER") PROMISES TO PAY TO SAVINGS BANK OF MENDOCINO COUNTY ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF THREE HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($350,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM JUNE 6, 2006, UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PRINCIPAL PAYMENT OF $350,000.00 PLUS INTEREST ON DECEMBER 3, 2006. THIS PAYMENT DUE ON DECEMBER 3, 2006, WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING JULY 1, 2006, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY ACCRUED UNPAID INTEREST; THEN TO PRINCIPAL; AND THEN TO ANY LATE CHARGES. INTEREST ON THIS NOTE IS COMPUTED ON A 365/365 SIMPLE INTEREST BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER THE NUMBER OF DAYS IN A YEAR (366 DURING LEAP YEARS), MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each TIME THE PRIME RATE CHANGES. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 8.000% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.500 PERCENTAGE POINTS OVER THE INDEX, ADJUSTED IF NECESSARY FOR ANY MINIMUM AND MAXIMUM RATE LIMITATIONS DESCRIBED BELOW, RESULTING IN AN INITIAL RATE OF 10.000% PER ANNUM. NOTWITHSTANDING THE FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the interest rate on this Note be less than 10.000% per annum or more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Savings Bank of Mendocino County, Main Office, PO BOX 3600, 200 N SCHOOL ST, UKIAH, CA 95482.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged $10.00.

INTEREST AFTER DEFAULT. Upon default, the total sum due under this Note will bear interest at the interest rate on this Note. DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

        PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

        OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

        FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

        INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

        CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self--help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

        EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

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                                                                         Page 2
                                PROMISSORY NOTE
                                  (CONTINUED)

        CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

        ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

        CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen
        (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Note, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the loan payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY FEDERAL LAW APPLICABLE TO LENDER AND, TO THE EXTENT NOT PREEMPTED BY FEDERAL LAW, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of MENDOCINO County, State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $10.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

ADDITIONAL PROVISIONS. THIS NOTE IS SECURED BY A COMMERCIAL SECURITY AGREEMENT OF EVEN DATE HEREWITH.

DISPUTE RESOLUTION. BORROWER AND LENDER DESIRE TO RESOLVE QUICKLY AND EFFICIENTLY ANY DISPUTES THAT MIGHT ARISE BETWEEN THEM. FOR ANY CONTROVERSY, CLAIM OR JUDICIAL ACTION ARISING FROM OR RELATING TO THIS NOTE OR ANY RELATED AGREEMENT, TRANSACTION OR CONDUCT, WHETHER SOUNDING IN CONTRACT, TORT OR
OTHERWISE:

        JUDICIAL REFERENCE. WHERE AN ACTION IS PENDING BEFORE A COURT OF ANY JUDICIAL DISTRICT OF THE STATE OF CALIFORNIA, BORROWER AND LENDER SHALL EACH HAVE THE RIGHT TO REQUIRE THAT ALL QUESTIONS OF FACT OR LAW BE SUBMITTED TO GENERAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638 ET SEQ., AND ANY SUCCESSOR STATUTES THERETO.

(1) A SINGLE REFEREE WHO IS A RETIRED SUPERIOR COURT JUDGE SHALL BE APPOINTED BY THE COURT PURSUANT TO CODE OF CIVIL PROCEDURE 640 AND SHALL PRESIDE OVER THE REFERENCE PROCEEDING. IF BORROWER AND LENDER DO NOT AGREE UPON THE REFEREE, EACH OF THEM MAY SUBMIT TO THE COURT UP TO THREE NOMINEES WHO ARE RETIRED SUPERIOR COURT JUDGES.

(2) IT BORROWER AND LENDER DO NOT AGREE ON HOW THE PAYMENT OF THE REFEREE'S FEES AND EXPENSES WILL BE SHARED, THE COURT MAY APPORTION SUCH FEES AND EXPENSES BETWEEN BORROWER AND LENDER IN A FAIR AND REASONABLE MANNER THAT IS CONSISTENT WITH CODE OF CIVIL PROCEDURE SECTION 645.1.

(3) BORROWER AND LENDER SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE. (4) THE REFEREE'S STATEMENT OF DECISION SHALL CONTAIN WRITTEN FINDINGS OF FACT AND CONCLUSIONS OF LAW, AND THE COURT SHALL ENTER JUDGMENT THEREON PURSUANT TO CODE OF CIVIL PROCEDURE SECTIONS 644(A) AND 645. THE DECISION OF THE REFEREE SHALL THEN BE APPEALABLE AS IF MADE BY THE COURT.

NO PROVISION OF THIS SECTION SHALL LIMIT THE RIGHT OF ANY PARTY TO EXERCISE SELF-HELP REMEDIES, TO FORECLOSE AGAINST OR SELL ANY REAL OR PERSONAL PROPERTY COLLATERAL OR TO OBTAIN PROVISIONAL OR ANCILLARY REMEDIES, SUCH AS INJUNCTIVE RELIEF OR APPOINTMENT OF A RECEIVER, FROM A COURT OF COMPETENT JURISDICTION BEFORE, AFTER, OR DURING THE PENDENCY OF ANY REFERENCE PROCEEDING. THE EXERCISE OF A REMEDY DOES NOT WAIVE THE RIGHT OF EITHER PARTY TO RESORT TO REFERENCE.

        JURY TRIAL WAIVER. IN ANY ACTION PENDING BEFORE ANY COURT OF ANY JURISDICTION, BORROWER WAIVES, AND LENDER SHALL NOT HAVE, ANY RIGHT TO A JURY TRIAL.

ATTORNEYS' FEES. In any action arising from or relating to this Note and subject to any limits under applicable law, the prevailing party shall be entitled to reasonable attorneys' fees in accordance with California Civil Code Section 1717. Whether or not an action is involved, the expenses of Lender described in the paragraph of this Note titled "Expenses" include, without limitation, attorneys' fees incurred by Lender.

AMENDMENT TO PROMISSORY NOTES - RECOURSE AGAINST GENERAL PARTNERS OR JOINT VENTURERS. PARTNERSHIP OR JOINT VENTURER BORROWER. If Borrower is a partnership or joint venture, each of the general partners or joint venturers will be jointly and severally liable with Borrower under this Note and any related agreements and Lender may proceed against any or all of the general partners or joint venturers with regard to such liability without proceeding against the assets of Borrower or any of Borrower's other general partners or joint venturers.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Savings Bank of Mendocino County 200 N SCHOOL ST UKIAH, CA 95482.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.


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                                 PROMISSORY NOTE
                                   (CONTINUED)


PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


MENDOCINO BREWING COMPANY, INC.



BY:                                           BY:
   YASHPAL SINGH, PRESIDENT OF MENDOCINO         NARAYANA MAHADEVAN,
   BREWING                                       CONTROLLERLTREASJSECTY. OF
   COMPANY, INC.                                 MENDOCINO BREWING COMPANY, INC.